# ConocoPhillips

*Archie Dunham*
*Chairman & CEO*
*Conoco*

*Jim Mulva*
*Chairman & CEO*
*Phillips*

November 19, 2001

## CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this presentation include statements about future financial and operating results and the proposed Conoco/Phillips merger. These statements are not guarantees of future performance, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Conoco or Phillips expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that Conoco's and Phillips' businesses will not be integrated successfully; costs related to the proposed merger; failure of the Conoco or Phillips stockholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting Conoco's and Phillips' businesses generally as set forth in Conoco's and Phillips' filings with the SEC, including their Annual Reports on Form 10-K for the fiscal year ended 2000, especially in the Management's Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. Conoco and Phillips are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

# Agenda

- Strategic Rationale
- Transaction Summary
- Value Creation
- Financial Strategy

# A New International Major

- Superior legacy businesses and assets
- Diversified growth portfolio
- Disciplined management team
- Return enhancement / synergies
- Financial strength
- Focused on shareholder value

# World Class Company

- Complementary portfolio of legacy E&P assets
  - Core area focus
  - Producing / developing / exploration
- Global presence in refining and marketing
  - Premier position in U.S. and Europe
- Combination of two technology leaders
- Essential capabilities
  - Skilled workforce
  - Relationships
  - Financial strength

# Focus on Shareholder Value

- Return enhancement
  - Cost synergies: $750 million
  - Portfolio optimization and high-grading
- Consistent strategy through business cycles
  - Earnings diversity and quality
  - Financial strength
- Predictable production growth profile
  - Strong base operations
  - Multiple legacy assets under development

# Financial Benefits

- Accretive to earnings per share in first year
- Accretive to cash flow per share in first year
- Accretive to adjusted return on capital employed
- Strong financial position

*After synergies*

# Agenda

- Strategic Rationale
- Transaction Summary
- Value Creation
- Financial Strategy

# Transaction Summary

- Merger of equals
- New parent company – ConocoPhillips
- ConocoPhillips stock exchanged
  - 0.4677 for each Conoco share
  - 1 for each Phillips share
- Pro forma equity ownership about 43.4% Conoco / 56.6% Phillips
- Subject to regulatory and shareholder approvals

# Governance

- Board composition to include equal number of Conoco and Phillips directors (8 each)
- Chairman: Archie Dunham
- CEO and President: Jim Mulva
- Corporate headquarters: Houston

# Strategic Platform

Pro Forma $50 Billion
Capital Employed


3%
3%
37%
57%
Upstream
RM&T
Chemicals
Other

# Step Change in Reserves . . .



BBOE
25
20
15
10
5
0
20.7
19.1
15.0
11.6
10.4
8.7
6.7
5.0
4.8
3.7
2.3
1.3
XOM
RD
BP
CVX
TOTF
COC/P
ENI
P
REP
COC
OXY
MRO
Other 4%
Asia 7%
Ven 16%
N.A. 52%
N.Sea 21%
Oil: 67%
Gas: 33%
ConocoPhillips

*Year end 2000 pro forma company estimates*

# . . . and Production



Gas
38%
Oil
62%
ConocoPhillips
MMBOED
5
4
3
2
1
0
4.3
3.6
3.2
2.8
2.2
1.7
1.2
1.0
0.9
0.8
0.5
0.4
XOM
RD
BP
CVX
TOTF
COC/P
ENI
REP
COC
P
OXY
MRO

*2001 pro forma company estimates*

# Refining Capacity

**U.S. Refining Capacity (MBPD)**



COC/P
2,227
XOM
1,950
VLO/UDS
1,690
RD
1,580
BP
1,540
CVX
1,040
0
1,000
2,000

**Worldwide Refining Capacity (MBPD)**



XOM
5,580
RD
4,230
CVX
2,850
BP
2,790
COC/P
2,668
TOTF
2,540
0
2,000
4,000
6,000

*2001 pro forma company estimates*

# ConocoPhillips

# Agenda

- Strategic Rationale
- Transaction Summary
- Value Creation
- Financial Strategy

# Shareholder Value Creation

- Smooth integration
- Execution of growth strategy
- Operating excellence
- Capital and financial discipline
- Leverage technology / people / relationships
- Accountability

# Legacy Positions


Non-
OECD
14%
OECD
86%


North America
Reserves 4.4
Production 970
North Sea
Reserves 1.8
Production 500
Venezuela
Reserves 1.4
Production 55
Asia
Reserves 0.7
Production 85
Reserves in BBOE
Production in MBOED

# A Decade of Growth
# Short Term 2002-2004



Alpine Meltwater
Syncrude
Coal Bed Methane
Magnolia Princess
Hamaca Phase I Petrozuata Debottleneck
Eldfisk Waterflood Ekofisk / Grane Jade / CMS-3
Libya
Bohai Phase I
Sutu Den Rang Dong
Belanak Sumatra Gas Block B Gas
Bayu-Undan Recycle

# A Decade of Growth
# Medium Term 2005-2007


NPR-A
Syncrude
Surmont
Coal Bed
Methane
Deep
Water
Corocoro
Hamaca Phase II
Claire
Kashagan
Saudi Arabia
Bohai
Phase II
Vietnam
Indonesian
Oil & Gas
Bayu-Undan Gas
Greater Sunrise

# A Decade of Growth
# Long Term 2008-2011



Alaska Gas
Mackenzie Delta
Syncrude
Surmont
Kashagan
Bohai
Flanks
Saudi Arabia
Vietnam
Deep
Water
Orinoco
Expansion
Indonesian
Oil & Gas
Greater Sunrise

# Production Profile



4% annual growth
MBOED
2,500
2,000
1,500
1,000
500
0
2001
2002
2003
2004
2005
2006
North America
North Sea
Venezuela
Asia
Other

# Exploration Portfolio


North Sea
Canada
Alaska
Caspian /
Middle East
Asia
Deep
Water

# Refining and Marketing


International
5 Refineries
2,960 outlets in 15 countries
United States
14 Refineries
17,000 branded outlets
Refining Capacity (MBPD)
1681
546
75
366
U.S.
International

# Refining & Marketing

- Capture synergies
- Operational excellence / best practices
- Supply chain management
- Leverage technology
- Rationalize assets
- Use R&M integration to support upstream

# Agenda

- Strategic Rationale
- Transaction Summary
- Value Creation
- Financial Strategy

# Recurring Synergies

| | $ Million |
|---|---|
| Upstream | |
| Operating efficiencies | 250 |
| Exploration | 150 |
| Downstream | |
| Operating efficiencies | 150 |
| Supply Chain | 50 |
| Corporate | 150 |
| Total Pretax Savings | $750 |

# Capital Employed


Conoco
$17 Billion
3%
26%
71%
Phillips
$23 Billion
6%
3%
40%
51%
Pro Forma*
$50 Billion
3%
3%
37%
57%
Upstream
RM&T
Chemicals
Other

*Pro forma September 30, 2001 including step-up

# Purchase to Pooling ROCE



Purchase
Pooling
16
14
12
10
8
6
4
2
0
Percer
7.8
0.8
2.4
0.7
1.4
1.4
14.5
Pro Forma Purchase
Synergies
COC/P
Alaska
Tosco
Gulf Canada
Pro Forma Pooling

*Company estimates pro forma 2002*

# ROCE Peer Comparison


20
16
12
8
4
0
Percent
ConocoPhillips
Mean of 14.3%
Pro Forma Purchase
Pro Forma Pooling
XOM
RD
CVX
BP

*Company estimates pro forma 2002*

# 2002 Pro Forma Financials*

| YE 2002 ($Billions) | Conoco | Phillips | Pro Forma |
|---|---|---|---|
| Net Income | 1.4 | 1.8 | 3.4 |
| Cash Flow from Operations | 3.2 | 4.1 | 7.8 |
| Total Assets | 27.7 | 37.5 | 76.0 |
| Debt | 9.3 | 8.0 | 17.3 |
| Equity (incl. preferred) | 8.0 | 16.6 | 33.6 |
| Debt/Capital (%) | 53.8 | 32.5 | 34.0 |

**Based on First Call analyst estimates with purchase accounting and full year synergies*
*Assumes only asset sales announced to date*

# Financial Strategy

- Credit rating: strong A
- Target 30% debt / capital
- Financial discipline
  - Investment opportunities
  - Competitive dividend
  - Debt reduction
  - Share repurchases

# Key Milestones

| | |
|---|---|
| Announcement | November 18 |
| Initial regulatory filings | December |
| Shareholder approvals | February 2002 |
| Regulatory approvals | 2nd half 2002 |
| Expected closing | 2nd half 2002 |

# Summary

- Creates a new international major
- Enhanced profitability and returns
- Superior portfolio of growth opportunities
- Strong financial platform
- Complementary capabilities & technologies
- Shared core values
- Accretive to earnings and cash flow

# Questions?

*Archie Dunham*
*Chairman & CEO*
*Conoco*

*Jim Mulva*
*Chairman & CEO*
*Phillips*

# Supplemental Information

# Upstream

# Alaska Upstream

- Alaska
  - #1 oil and gas producer
  - #1 acreage position
  - 1 million exploration acres
- Key assets
  - Prudhoe Bay
  - Kuparuk
  - Alpine
  - Cook Inlet LNG
- Future growth
  - 8 TCF net unbooked gas
  - NPRA development


North Slope
Kuparuk
Alpine
Prudhoe Bay
Cook Inlet

| ConocoPhillips - Alaska | |
|---|---|
| Net Reserves (BBOE) | 2.3 |
| Net Production (MBOED) | 395 |

# Canada Upstream

- Canada
  - 5th largest producer
  - 10.3 million undeveloped acres
- Key assets
  - Mackenzie Delta
  - Syncrude
  - Foothills
- Future growth
  - Syncrude
  - 3 TCF unbooked Arctic gas
  - Surmont



Mackenzie Delta
W. Canada Conventional & Foothills
Syncrude & Surmont
Laurentian Basin

| ConocoPhillips - Canada | |
|---|---|
| Net Reserves (BBOE) | 0.8 |
| Net Production (MBOED) | 200 |

# Lower 48 Upstream

- 5th largest oil & gas producer in North America
- Key assets
  - Lobo
  - San Juan
  - Permian
  - Panhandle
  - Arklatex
- Future growth
  - Deepwater Gulf of Mexico
  - Rockies/CBM



Rockies
San Juan
Panhandle
Arklatex
Permian
Lobo
Deepwater GOM

| ConocoPhillips - Lower 48 | |
|---|---|
| Net Reserves (BBOE) | 1.3 |
| Net Production (MBOED) | 375 |

# Venezuela

- Legacy heavy oil projects with production of 130 mbopd by 2004
  - Petrozuata (50.1%)
  - Hamaca (40%)
- Gulf of Paria (50%)
  - Significant discovery



Corocoro
Petrozuata
Hamaca

| ConocoPhillips - Venezuela | |
|---|---|
| Net Reserves (BBOE) | 1.4 |
| Net Production (MBOED) | 55 |

# North Sea Upstream

- 5th largest producer in the North Sea
- Significant ownership in major fields
  - Britannia (60%) - largest U.K. field in the '90s
  - Ekofisk (35%)
  - Heidrun
  - S. North Sea Complex
  - J-Block
- Future growth
  - Netherlands – Q4
  - Claire
  - Grane
  - Jade
  - Norwegian exploration


Heidrun
Ekofisk
Britannia
SNS/Q4

| ConocoPhillips - North Sea | |
|---|---|
| Net Reserves (BBOE) | 1.8 |
| Net Production (MBOED) | 500 |

# Southeast Asia Upstream

- Potential to become leader in developing Asian gas business
- 72% ownership in Gulf Indonesia
- Key assets
  - West Natuna
  - Corridor Block/Suban
  - Vietnam
- Future growth
  - Indonesian gas 400MMCFPD in ’05
  - Vietnam (Sutu Den, Sutu Vang)
  - Malaysian/Cambodian acreage


Vietnam
Block 15-1
Block 15-2
West Natuna
Corridor/Suban

| ConocoPhillips - Southeast Asia | |
| --- | --- |
| Net Reserves (BBOE) | 0.4 |
| Net Production (MBOED) | 56 |

# China Upstream

- Bohai Bay Peng Lai 19-3 largest discovery offshore China
- Key assets
  - Bohai Bay
  - Xijiang Blocks 24/30
- Future growth
  - PL 19-3 Phase 1 late 2002
  - PL 19-3 Phase 2, PL 25-6
  - PL 19-3 Flank and extensions


Bohai Bay

| ConocoPhillips - China | |
|---|---|
| Net Reserves (BBOE) | 0.04 |
| Net Production (MBOED) | 12 |

# Australia Upstream

- Significant gas condensate fields in Timor Sea
- Key assets
  - Bayu-Undan recycle project
  - Greater Sunrise
- Future growth
  - Bayu 3.4 TCF unbooked gas
  - LNG / domestic gas project


Timor Sea
Bayu-Undan
Greater Sunrise

| ConocoPhillips - Australia | |
|---|---|
| Net Reserves (BBOE) | 0.17 |
| Net Production (MBOED) | 17 |

# Africa

- Expanding position in high-growth basin
- Nigeria
  - Existing onshore operations
  - Chota DW discovery (48%)
- Angola
  - Block 34 (20%)
- Libya
  - Potential re-entry within 24 months



Libya
Chota
Block 34

| ConocoPhillips - West Africa | |
|---|---|
| Net Reserves (BBOE) | 0.2 |
| Net Production (MBOED) | 55 |

# Caspian / Russia

- Russia
  - Operator of Polar Lights JV
  - Northern Territories development
- Caspian
  - Kashagan discovery in Caspian Sea (8.3%)
  - Zafar Mashal exploration block (20%)



Polar Lights
Northern Territories
Caspian
Kashagan
Zafar Mashal

| ConocoPhillips – Caspian / Russia | |
|---|---|
| Net Reserves (BBOE) | 0.06 |
| Net Production (MBOED) | 17 |

# Middle East

- Participant in Saudi Core Ventures 1 and 3
  - Venture 1 (15%)
  - Venture 3 (30%)
- Current operations in Dubai and Syria


Syria (Dezgas)
Saudi Arabia
Ventures 1 and 3
Dubai

# Reserves

| Region (BBOE) | Conoco | Phillips | Combined |
|---|---|---|---|
| Alaska | 0.00 | 2.34 | 2.34 |
| Canada | 0.80 | 0.02 | 0.82 |
| Lower 48 | 0.66 | 0.68 | 1.34 |
| North Sea | 0.91 | 0.92 | 1.83 |
| Venezuela | 0.76 | 0.64 | 1.40 |
| Asia | 0.40 | 0.20 | 0.60 |
| Nigeria | 0.01 | 0.22 | 0.23 |
| Other | 0.12 | 0.00 | 0.12 |
| Total | 3.66 | 5.02 | 8.68 |

# Production

| Region (MBOED) | Conoco | Phillips | Combined |
|---|---|---|---|
| Alaska | 0 | 395 | 395 |
| Canada/ Lower 48 | 410 | 162 | 572 |
| North Sea | 309 | 197 | 506 |
| Venezuela | 53 | 3 | 56 |
| Asia | 56 | 26 | 82 |
| Nigeria | 0 | 40 | 40 |
| Other | 81 | 0 | 81 |
| Total | 909 | 823 | 1,732 |

# Downstream

# U.S. Refining & Transportation


Ferndale
Billings
Woods Cross
(Salt Lake City)
San Francisco
Santa Maria
Los Angeles
Denver
WICHITA
Borger
Ponca City
Wood River
(St. Louis)
Bayway
Trainer
Westlake
Alliance
Lake Charles
Sweeny
Conoco

# U.S. Refining Capacity

| | Capacity (MBPD) |
|---|---|
| ■ East Coast | |
| – Bayway (NY Harbor) | 250 |
| – Trainer (Marcus Hook) | 180 |
| ■ Gulf Coast | |
| – Alliance (New Orleans) | 250 |
| – Lake Charles (Louisiana) | 248 |
| – Sweeny (Houston) | 213 |
| ■ Mid-Continent / Rockies | |
| – Borger (near Amarillo, TX) | 130 |
| – Wood River (St. Louis) | 286 |
| – Ponca City (Oklahoma) | 184 |
| – Billings (Montana) | 56 |
| – Commerce City (Denver) | 58 |
| – Woods Cross (Salt Lake City) | 25 |
| ■ West Coast | |
| – Ferndale (Puget Sound) | 95 |
| – Los Angeles Refinery System (2 plants) | 132 |
| – San Francisco Refinery System (2 plants) | 120 |
| Total | 2,227 |

# International Refining & Marketing


conoco
conoco
conoco
conoco
conoco
Marketing Area

# International Refining Capacity

| | Capacity (MBPD) |
|---|---|
| ■ Europe | |
| – Humber (UK) | 230 |
| – Whitegate (Ireland) | 75 |
| – MiRO (Germany) | 53 |
| – Litvinov/Kralupy (Czech Republic) | 27 |
| ■ Asia Pacific | |
| – Melaka (Malaysia) | 56 |
| **Total** | **441** |

# Combined Marketing

- U.S.
  - Nation's largest operator of company-controlled convenience stores
  - 17,000 branded outlets nationwide
- International
  - 2,960 retail outlets in 15 countries
  - Market efficiency leader

# Additional Information

In connection with the proposed Conoco/Phillips merger, Conoco, Phillips and CorvettePorsche Corp. (which will be renamed ConocoPhillips in connection with the proposed merger) will file a joint proxy statement/prospectus with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Conoco and Phillips with the SEC at the SEC's web site at www.sec.gov. The joint proxy statement/prospectus (when it is available) and these other documents may also be obtained for free from Conoco or Phillips by calling Conoco at 281-293-6800, and through Conoco's web site at www.conoco.com, or by calling Phillips at 918-661-3700, and through Phillips' web site at www.phillips66.com. Conoco, Phillips and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Conoco's stockholders in connection with the proposed Conoco/Phillips merger is set forth in Conoco's proxy statement for a special meeting of stockholders, dated August 8, 2001 and filed with the SEC on August 3, 2001, and information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Phillips' stockholders in connection with the proposed Conoco/Phillips merger is set forth in Phillips' proxy statement for its 2001 annual meeting, dated March 29, 2001 and filed with the SEC on March 29, 2001. Additional information will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

# ConocoPhillips